UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE, 11TH FLOOR NEW YORK, NEW YORK, 10017, UNITED STATES
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, no par value	ACRGF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 18, 2020, Acreage Holdings, Inc. (“Acreage”) and Canopy Growth Corporation (“Canopy Growth”) issued a press release to announce that Acreage obtained a final order from the Supreme Court of British Columbia approving the previously announced amended arrangement under section 288 of the Business Corporations Act (British Columbia) involving Canopy Growth (the “Amended Arrangement”).

The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Press release of Acreage Holdings, Inc., dated September 18, 2020, announcing final order approving Amended Arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: September 21, 2020	/s/ Glen Leibowitz
Glen Leibowitz Chief Financial Officer